                   OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND
                     Supplement dated July 2, 2004 to the
                     Prospectus dated September 24, 2003
              superseding the Supplement dated February 5, 2004

The prospectus is changed as follows:

1.    The following  section titled "Borrowing for Leverage" under "Main Risks of Investing in the Fund" on page 4 of the Prospectus is deleted.

2.    The  following  paragraph  should  be added  under  the  section  "Other
      Investment Strategies" on page 11.

       |X|  Borrowing  for  Leverage.  The Fund can borrow  money to  purchase additional  securities,  a technique  referred to as  "leverage."  As a fundamental  policy, the Fund's borrowings for investment purposes must be from banks and are  limited to not more that 5% of the Fund's  total assets.  The  interest  on  borrowed  money is an  expense  that  might reduce the Fund's yield.

3.    The second  paragraph  under the section  titled  "Advisory  Fees" under
      "How the Fund is Managed" on page 12 is deleted in its entirety.

4.    The third paragraph under the section  captioned  "WHICH CLASS OF SHARES
      SHOULD YOU  CHOOSE?  -  Investing  for the  Shorter  Term" on page 16 is deleted and replaced with the following:

          And for investors who invest $1 million or more, in most cases
          Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares.  For that reason, the
          Distributor normally will not accept purchase orders of $250,000 or more of Class B shares or $1 million or more of Class C shares from a single investor.

5.    The chart under the section  captioned "HOW CAN YOU BUY CLASS A SHARES?"
      on page 17 is deleted and replaced with the following:

         ----------------------------------------------------------------
                                              Front-End
                                                Sales
                            Front-End Sales  Charge As a   Concession As
                              Charge As a   Percentage of  Percentage of
                             Percentage of    Net Amount     Offering
         Amount of Purchase Offering Price     Invested        Price
         ----------------------------------------------------------------
         ----------------------------------------------------------------
         Less than $50,000       4.75%          4.98%          4.00%
         ----------------------------------------------------------------
         ----------------------------------------------------------------
         $50,000 or more
         but                     4.50%          4.71%          4.00%
         less than $100,000
         ----------------------------------------------------------------
         ----------------------------------------------------------------
         $100,000 or more
         but                     3.50%          3.63%          3.00%
         less than $250,000
         ----------------------------------------------------------------
         ----------------------------------------------------------------
         $250,000 or more
         but                     2.50%          2.56%          2.25%
         less than $500,000
         ----------------------------------------------------------------
         ----------------------------------------------------------------
         $500,000 or more
         but
         less than $1            2.00%          2.04%          1.80%
         million
         ----------------------------------------------------------------

July 2, 2004                                                   PS0740.024